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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 17, 2000

                           IMPSAT FIBER NETWORKS, INC.
                                   IMPSAT S.A.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    Argentina
                 (State or other jurisdiction of incorporation)

                                                              52-1910372
                 333-12977                                  Not Applicable
          (Commission File Number)               (IRS Employer Identification Number)

                            Alferez Pareja 256 (1107)
                             Buenos Aires, Argentina
                    (Address of Principal Executive Offices)

                                (5411) 4300-4007
                     (Telephone Number, Including Area Code)

                                (Not Applicable)
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

           IMPSAT Fiber Networks, Inc. made a public announcement on February 16, 2000 of the consummation on February 16, 2000 of the sale of US$300,000,000 13-3/4% Senior Notes due 2005 pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended. The public announcement was made by means of a news release, the text of which is set forth in Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

           The following exhibits are filed as a part of this report:

           EXHIBIT NO.

           99.1  News release.  Filed herewith.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                        IMPSAT FIBER NETWORKS, INC.

                                        By   /s/  Guillermo Jofre
                                                  --------------------
                                                  Guillermo Jofre
                                                  Chief Financial Officer

                                        IMPSAT S.A.

                                        By   /s/  Guillermo Jofre
                                                  --------------------
                                                  Guillermo Jofre
                                                  Finance Manager

                                Date: February 17, 2000


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                                  EXHIBIT INDEX

EXHIBIT NO.

99.1  News release. .  Filed herewith.